UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2012

A123 Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34463	04-3583876
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

A123 Systems, Inc. 200 West Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  617-778-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On May 24, 2012, A123 Systems, Inc. (the “Company”) closed the sale to accredited investors (the “Purchasers”) of $50.0 million aggregate principal amount of the Company’s 6.00% senior convertible notes (the “Notes”) and warrants to purchase shares of the Company’s common stock equal to 30% of the number of shares underlying the Notes assuming conversion at the initial conversion price (the “Warrants”) pursuant to an Amended and Restated Securities Purchase Agreement, dated May 23, 2012 (the “Purchase Agreement”), with the Purchasers.  The Company also entered into a Registration Rights Agreement, dated May 24, 2012, with the Purchasers.  The Notes and Warrants were offered and sold to the Purchasers pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

The information set forth in Item 2.03 hereof is incorporated herein by reference.  A form of the Registration Rights Agreement was filed on May 24, 2012 as Exhibit 4.3 to the Company’s Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated herein by reference.  A form of the Notes was filed on May 24, 2012 as Exhibit 4.1 to the Company’s Current Report on Form 8-K and is incorporated by reference into this Item 2.03.

Pursuant to the Purchase Agreement, on May 24, 2012, the Company sold the Notes to the Purchasers.  The Notes are the Company’s general unsecured obligations, will be pari passu in right of payment with all of the Company’s existing and future unsecured senior indebtedness (subject to the arrangements with respect to the control account described below) and will be senior in right of payment to any of the Company’s future subordinated indebtedness.

Principal, Maturity and Interest

The Company issued $50.0 million aggregate principal amount of the Notes.  The Notes bear interest at a rate of 6.00% per year, subject to certain adjustments, and mature on July 15, 2013.

Conversion

The Notes are convertible, at the Purchasers’ option, into shares of the Company’s common stock, initially at a fixed conversion price of $1.18 per share, subject to certain adjustments.

The Purchasers will have the right at any time, and from time to time, after August 15, 2012, to elect to convert up to $30.0 million aggregate principal amount of Notes at a price equal to 85% of the closing price of the Company’s common stock on the trading day immediately preceding the conversion date; provided, however, that the Purchasers may not convert more than $3.5 million aggregate principal amount of the Notes on any given trading date.

Until the earlier to occur of the date of the shareholder approvals described below and June 30, 2012, the Purchasers shall not have the right to convert the Notes into more than 49,602,469 shares of common stock.

The Notes may not be converted if, after giving effect to the conversion, the Purchasers together with their affiliates would beneficially own in excess of 4.99% of the outstanding shares of the Company’s common stock (the “Maximum Percentage”).  The Maximum Percentage may be raised to any other percentage not in excess of 9.99% at the option of the Purchasers, upon at least 61-days’ prior notice to the Company, or lowered to any other percentage, at the option of the Purchasers at any time.

In no event will the Company issue more than 19.9% of the number of shares of the Company’s outstanding common stock on the closing date in respect of the Notes as a result of conversions, amortization or interest payments, or redemptions unless prior shareholder approval has been obtained, as described below, except as a result of stock splits or similar events.

Amortization

The Company is required to repay the Notes in twenty-seven semi-monthly installments, commencing on June 15, 2012 and thereafter on the 1st and 15th of each month (each such date, an “Installment Date”).  The amortization payment on each Installment Date is 1/29th of the principal amount of the Notes, subject to certain adjustments, provided that the amortization payment on the June 15, 2012, July 1, 2012 and July 15, 2012 Installment Dates will be 1 2/3 times the amortization payment on the other Installment Dates.

Settlement of Interest, Amortization or Redemption Payments in Common Stock

The Company has the right to make interest or amortization payments and redemption payments in shares of the Company’s common stock, subject to the satisfaction of certain conditions, or elect to pay in cash.  Among these conditions:

•                  there must be an effective registration statement covering such shares of common stock issuable under the terms of the Notes or such shares of common stock must be eligible for sale pursuant to Rule 144 under the Securities Act without the need for registration;

•                  the weighted average price of the Company’s common stock on each of the prior 15 trading days has not been below $0.80; and

•                  the daily dollar trading volume of the Company’s common stock for each of the prior 15 trading days was at least $750,000.

If the Company is not permitted to deliver shares of common stock with respect to an Installment Date due to a failure to satisfy any of the conditions, the Company must pay the applicable portion of the principal and interest amounts in cash, unless the conditions are waived by the Purchaser.  If the applicable conditions are satisfied, the Company currently intends to repay the Notes through the issuance of shares of its common stock.  However, this intention may change depending on the Company’s finances at the time of the applicable Installment Date and the Company’s stock price on the applicable Installment Date.

If the Company makes a payment in shares of common stock, the principal amount of the Notes being paid will be converted into shares of the Company’s common stock at a price per share equal to the lesser of the applicable conversion price and 82% of the Market Price of the Company’s common stock on the applicable interest date or amortization installment date. “Market Price” means the arithmetic average of the volume weighted average price of the Company’s common stock on each of the five trading days immediately preceding the applicable date, but in no event greater than the volume weighted average price of the Company’s common stock on the trading date immediately preceding the applicable date.

Control Account; Redemption of the Notes at the Option of the Purchasers upon Certain Events

The Company deposited $30.0 million of the expected proceeds from the Notes into a bank account subject to an account control agreement that will be released upon:

•                  the Company’s obtaining, on or prior to June 30, 2012, the shareholder approval (the “Shareholder Approval”) of:

•                  the issuance of shares of the Company’s common stock in connection with the conversion of the Notes, the payment of principal of and interest on the Notes, and exercise of the Warrants; and

•                  an increase in the authorized number of shares of the Company’s common stock; and

•                  the Company’s obtaining, on or prior to the deadlines described below, the effectiveness (the “Registration Statement Effectiveness”) of one or more registration statements covering the shares of common stock underlying the Notes and the Warrants.

If:

•                  the Shareholder Approval is not obtained on or prior to June 30, 2012; or

•                  the Registration Statement Effectiveness has not been achieved by:

•                  August 15, 2012, with respect to a registration statement covering 49,602,469 shares of common stock issuable pursuant to the terms of the Notes; or

•                  August 20, 2012, with respect to a subsequent registration statement covering the remainder of the common stock underlying the Notes and the common stock underlying the Warrants;

then the Purchasers will have the right to require the Company to redeem all or any portion of $30.0 million aggregate principal amount of Notes at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest, from the proceeds in the control account.

The $30.0 million of proceeds subject to the account control agreement will not be available to the Company prior to obtaining the Shareholder Approval and the Registration Statement Effectiveness.

The Company has also entered into a security agreement with the Purchasers’ representative pursuant to which the proceeds in the control account were pledged for the benefit of the Purchasers until the proceeds in the control account are released to the Company as described above.

Redemption at the Option of the Purchasers upon Change in Control

In the event of a change of control (as defined in the Notes), the Purchasers will have the option to cause the Company to redeem all or a portion of the Notes at a price equal to 100% of the greater of:

•                  the sum of such principal amount being redeemed, plus all accrued but unpaid interest, and a make-whole amount; or

•                  the product of:

•                  such principal amount being redeemed, plus all accrued but unpaid interest, multiplied by

•                  the quotient determined by dividing (x) the greatest closing sale price of the Company’s common stock during the period beginning on the date immediately preceding the earlier of the consummation or public announcement of such change of control and ending on the date the Purchaser elects to require the Company to redeem all or a portion of the Notes, by (y) the lowest conversion price of the Notes in effect during such period.

Certain Covenants and Events of Default

The Notes contain certain covenants and restrictions, including, among others, that, for so long as the Notes are outstanding, the Company will not, and will not permit any of its subsidiaries to:

•                  incur any indebtedness (other than permitted indebtedness under the Notes);

•                  permit liens on the Company’s properties (other than permitted liens under the Notes);

•                  redeem or repurchase equity interests;

•                  repay certain indebtedness in cash if an event of default has occurred or were to occur;

•                  declare or pay cash dividends;

•                  transfer certain assets; or

•                  make or agree to make capital expenditures above $35,000,000 for the fiscal year ended December 31, 2012.

Events of default under the Notes include, among other events, payment defaults, cross-defaults, breaches of any representation, warranty or covenant that is not cured within the proper time periods, failure to perform certain required activities in a timely manner, suspension from trading or failure of the Company’s common stock to be listed on an eligible market for certain periods and certain bankruptcy-type events involving the Company or any significant subsidiary. Upon an event of default, the Purchasers may elect to require the Company to redeem all or any portion of the outstanding principal amount of the Notes at a price equal to the greater of:

•                  either 120% or 100%, depending on the type of event of default, of the principal amount being redeemed; and

•                  the product of the principal amount being redeemed multiplied by a fraction, the numerator of which is the greatest closing sale price of the Company’s common stock on any trading day during the period starting on the date immediately preceding the event of default and ending on the day the Company pays the redemption amount for the Notes, and the denominator of which is the conversion price (as defined in the Notes) at the time the Purchaser elects to have the Notes redeemed.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 and Item 2.03 is incorporated by reference into this Item 3.02.  A form of the Warrants was filed on May 24, 2012 as Exhibit 4.2 to the Company’s Current Report on Form 8-K and is incorporated by reference into this Item 3.02.

The Warrants have a strike price equal to $1.29 per share.  In the event of a fundamental change, as defined in the Warrants, the Purchasers are entitled to a fair value settlement for the lost option value determined on a Black-Scholes-based calculation.  The Warrants may not be exercised for six months from the date of issuance.  The Warrants are subject to customary anti-dilution adjustments.  However, until the Shareholder Approval is obtained, in no event will such adjustments result in a strike price less than $1.11 per share.

The Warrants may not be exercised if, after giving effect to the exercise, the Purchasers together with their affiliates would beneficially own in excess of the Maximum Percentage.  The Maximum Percentage may be raised to any other percentage not in excess of 9.99% at the option of the holder of the Warrants, upon at least 61-days’ prior notice to the Company, or lowered to any other percentage, at the option of the Purchasers, at any time.

Item 5.07.                                          Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on May 23, 2012.  At the annual meeting, the stockholders of the Company voted on the following proposals:

1.                                       To elect the three directors named in the Company’s proxy statement for a three-year term expiring in 2015. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	For	Against	Withheld	Broker Non-Votes

Arthur L. Goldstein	44,001,238	0	9,596,389	50,622,588

Gary E. Haroian	40,182,174	0	13,415,453	50,622,588

David P. Vieau	51,572,248	0	2,025,379	50,622,588

2.                                       To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2012 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosure.  The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain	Broker Non-Votes

39,716,504	13,608,197	272,926	50,622,588

3.                                       To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2012.  The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain	Broker Non-Votes

98,513,160	4,862,856	844,199	0

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A123 SYSTEMS, INC.

Date: May 29, 2012	By:	/s/ ERIC J. PYENSON
Eric J. Pyenson
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

4.1	Form of 6.00% Senior Convertible Note due 2013, incorporated by reference to the Company’s Current Report on Form 8-K filed on May 24, 2012

4.2	Form of Warrant, incorporated by reference to the Company’s Current Report on Form 8-K filed on May 24, 2012

4.3

Form of Registration Rights Agreement, by and between the Company, Hudson Bay Master Fund Ltd., J.P.Morgan Omni SPC, Ltd., Tenor Special Situations Fund, L.P., Parsoon Special Situation Ltd., Tenor Opportunity Master Fund, Ltd., and Aria Opportunity Fund, Ltd., incorporated by reference to the Company’s Current Report on Form 8-K filed on May 24, 2012